Exhibit 10.3

              1998 OMNIBUS STOCK PLAN OF VORNADO OPERATING COMPANY


              1. PURPOSE. The purpose of the 1998 Omnibus Stock Plan of Vornado Operating Company (the "Plan") is to promote the financial interests of Vornado Operating Company (the "Company"), including its growth and performance, by encouraging employees, officers, directors and consultants of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees, officers, directors and consultants of outstanding ability, and providing employees, officers, directors and consultants with a way to acquire or increase their proprietary interest in the Company's success.

              2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 14, the number of shares of common stock, par value $.01 per share (the "Common Stock"), which shall be available for the grant of awards under the Plan shall not exceed 1,000,000. No Participant (as defined in Section 3) shall be granted stock options and stock appreciation rights with respect to more than an aggregate number of 300,000 shares of Common Stock, subject to adjustment as provided in Section 14. The Common Stock issued under the Plan may be authorized and unissued or treasury stock, as the Company may from time to time determine.

              Common Stock subject to an award that expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Common Stock, shall thereafter again be available for grant under the Plan.

              3. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee.

              The Committee (i) shall select the employees, officers, directors and consultants of the Company and its subsidiaries who will be participants in the Plan (the "Participants"), determine the type of awards to be made to Participants, determine the number of shares of Common Stock or stock units subject to awards, and (ii) shall have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

              4. ELIGIBILITY. Except as otherwise provided herein, only employees, officers, directors and consultants of the Company and its subsidiaries are eligible to be Participants of the Plan. Notwithstanding the foregoing, only employees of the Company shall be eligible for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

              5. AWARDS. Awards under the Plan may consist of the following: stock options (either incentive stock options or non-qualified stock options), stock appreciation rights, performance stock, or grants of restricted stock. Awards of performance stock and restricted stock may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions).

              6. STOCK OPTIONS. Except as otherwise provided herein, the Committee shall establish the option price at the time each stock option is granted, which price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. Stock options shall be exercisable for such period as specified by the Committee, but in no event may options be exercisable more than ten years after their date of grant. The option price of each share of Common Stock as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment shall be made in cash, by tender of Common Stock owned by the Participant valued at fair market value as of the date of exercise, in such other consideration as the Committee deems appropriate, or by a combination of cash, Common Stock and such other consideration.

              If determined by the Committee at or subsequent to the date of grant of a stock option, in the event a Participant pays the exercise price of such stock option (in whole or in part) by tendering Common Stock owned by the Participant, such Participant shall automatically be granted a reload stock option for the number of shares of Common Stock used to pay the exercise price. The reload stock option shall have terms and conditions determined by the Committee consistent with this Section. If a reload stock option is granted as set forth above, one or more successive reload stock options shall automatically be granted, unless otherwise determined by the Committee, to a Participant who pays all or part of the exercise price of any such reload stock option by tendering Common Stock owned by the Participant. Such reload stock options grants shall not be treated as Common Stock granted under the Plan in determining the aggregate number of Common Stock available for the grant of awards pursuant to the first sentence of Section 2.

              Notwithstanding any other term of the Plan, upon the effective date of the spinoff of the Company from Vornado Realty Trust ("Vornado"), each employee of Vornado, whether or not such employee becomes an employee of the Company, may be granted stock options to purchase such number of shares of Common Stock of the Company and under such terms and conditions as set by the Committee on the date of grant. Such stock options may be granted with an option price at or below the fair market value of the Common Stock on the date of grant.

              7. STOCK APPRECIATION RIGHTS Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time. No stock appreciation right shall be exercisable earlier than six months after grant, except in the event of the Participant's death or disability. A stock appreciation right shall entitle the Participant to receive from the Company an amount equal to the increase of the fair market value of the Common Stock on the exercise of the stock appreciation right over the grant price. The Committee, in its sole discretion, shall determine whether the stock appreciation right shall be settled in cash, Common Stock or a combination of cash and Common Stock.

              8. PERFORMANCE STOCK. Performance stock may be granted in the form of actual shares of Common Stock or stock units having a value equal to an identical number of shares of Common Stock. In the event that a certificate is issued in respect of a share of Common Stock subject to a grant of performance stock, such certificate shall be registered in the name of the Participant but shall be held by the Company until the time the shares of Common Stock subject to the grant of performance stock are earned. The performance conditions and the length of the performance period shall be determined by the Committee. The Committee, in its sole discretion, shall determine whether performance stock granted in the form of stock units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.

              9. RESTRICTED STOCK. Restricted stock may be granted in the form of actual Common Stock or stock units having a value equal to an identical number of shares of Common Stock. In the event that a certificate is issued in respect of shares of Common Stock subject to a grant of restricted stock, such certificate shall be registered in the name of the Participant but shall be held by the Company until the end of the restricted period. The employment conditions and the length of the period for vesting of restricted stock shall be established by the Committee at time of grant. The Committee, in its sole discretion, shall determine whether restricted stock granted in the form of stock units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.

              10. AWARD AGREEMENTS. Each award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such award, in addition to the terms and conditions specified in the Plan.

              11. WITHHOLDING. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Committee, in its sole discretion, may permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of shares of Common Stock whose fair market value equals the amount required to be withheld. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

              12. NONTRANSFERABILITY. Except as may otherwise be determined by the Committee with respect to the transferability of non-qualified stock options by a Participant to such Participant's immediate family members (or companies, trusts, partnerships, or limited liability companies established for such immediate family members), no award under the Plan shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. For this purpose, immediate family members means, except as otherwise defined by the Committee, the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer a stock option only by will or the laws of descent or distribution. A stock option transferred pursuant to this Section 12 shall remain subject to the provisions of the Plan, and shall be subject to such other rules as the Committee shall determine. Upon transfer of a stock option, any related stock appreciation right shall be cancelled. Except in the case of a holder's incapacity, an award shall be exercisable only by the holder thereof.

              13. NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an award, and the grant of an award shall not be construed as giving a Participant the right to be retained in the employ of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

              14. ADJUSTMENT OF AND CHANGES IN COMMON STOCK. In the event of any change in the outstanding Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of

Common Stock or other corporate change, or any distributions to common stockholders other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to outstanding awards.

              15. AMENDMENT. The Board of Directors may amend or terminate the Plan or any portion thereof at any time.

              16. EFFECTIVE DATE. The Plan shall be effective as of September 17, 1998. Subject to earlier termination pursuant to Section 15, the Plan shall have a term of ten years from its effective date.